INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED APRIL 23, 2021 TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 26, 2021 OF:
Invesco Ultra Short Duration ETF (GSY)
Invesco Total Return Bond ETF (GTO)
(each, a “Fund”)
Each Fund has changed its classification from “non-diversified” to “diversified.” The disclosure in the Statement of Additional Information is updated as follows:
The first paragraph under the section titled “General Description of the Trust and the Funds” on page 1 is hereby revised to identify each Fund as “diversified.”
In addition and accordingly, each Fund is now subject to the following investment restrictions:
The Fund, as a fundamental policy, may not:
(1) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).
(2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.
Please Retain This Supplement For Future Reference.
P-PS-ACTIVE-1-SAI-SUP-1 042321